UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  October 31, 2012

Date of reporting period:  October 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2012

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2012, the Net Asset Value (NAV) of the Fort Pitt Capital Total Return Fund was $15.88 per share.  Total return (including a $0.172 per share dividend) for the fiscal year ended October 31, 2012 was 9.18%.  This compares with a total return of 14.30% for the unmanaged Wilshire 5000 Total Market Index and 15.21% for the S&P 500® Index for the same period.

Our Fund lagged both the Wilshire 5000 Total Market Index and the S&P 500® Index in fiscal 2012 as a result of our general emphasis on less leveraged, more defensive businesses.  Large banks were some of the best performing issues in the U.S. stock market during the year, so our limited exposure was a drag on relative returns.  The communications group was again our best performing segment in dollar terms, as Comcast Corp., Verizon Communications Inc. and AT&T Inc. were 3 of our top 5 gainers for the year.  Amgen, Inc. and General Electric Co. rounded out the top 5.  On the downside, SanDisk Corp. and Joy Global Inc. were down 17.5% and 27.6%, respectively.  Competitive pressures in the smart-phone market dogged SanDisk, while a tough regulatory environment in the coal industry and concerns about a slowdown in China hurt Joy Global.  New purchases during the year included Rockwell Automation, a maker of factory automation equipment and software, and Tempur-Pedic International Inc., a bedding company.  The latter announced an earnings shortfall shortly after our purchase, so we sold a portion for tax purposes at year end.  Portfolio turnover remained low at 5 percent, and cash holdings are above our long-term average, at just under 13% of the total.

Annualized total return for the three years ended October 31, 2012 was 13.03%, compared to 13.66% for the Wilshire 5000 Total Market Index and 13.21% for the S&P 500® Index.  Over the five year period ended October 31, 2012, the Fund’s annualized total return was -0.33%, while the Wilshire 5000 Total Market Index’s annualized return was 0.77% and the S&P 500® Index’s annualized return was 0.36%.  Over the ten year period ended October 31, 2012, the Fund’s annualized total return was 7.54%, while the Wilshire 5000 Total Market Index’s annualized return was 7.79% and the S&P 500® Index’s annualized return was 6.91%.  Since inception on December 31, 2001, the Fund has produced a total return of 6.28% annualized (93.44% cumulative), compared to 4.87% annualized (67.35% cumulative) for the Wilshire 5000 Total Market Index and 3.97% annualized (52.41% cumulative) for the S&P 500® Index.  The total annual gross operating expense ratio for the Fund is 1.66%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for one hundred and eighty days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

Issues around the U.S. “fiscal cliff” dominated business headlines as we went to press.  Previous congressional and administration efforts at reversing outsized deficits and debt came to naught in the fight over the debt ceiling in the summer of 2011.  As a result, the fiscal “can” was kicked to midnight December 31st, 2012.  This is the deadline for both the Bush tax cuts and large chunks of Federal expenditures totaling more than $500 billion annually.  If nothing changes between now and year end, about half the yearly Federal deficit will be plugged in 2013 by big tax increases and spending reductions.

Fort Pitt Capital Total Return Fund

Economists and politicians nearly universally regard this prospect as a bad thing.  The stock market has sagged since early October, some say in anticipation of the cliff.  Leaders and economic advisors from both political parties cry that a cold-turkey cure (which no one really believed would happen) is worse than the disease itself.  Certainly some businesses (defense and other federal contractors in particular) will be hurt by sequestration.  But many others may be rejoicing.  All along, the stated desire of business leaders has been greater fiscal “certainty”, including a concrete plan to reduce deficits and debt.  Just give us a credible, enforceable budget roadmap and we’ll open the investment floodgates, CEOs have said.  The fiscal cliff, diabolical as it may be, provides that roadmap.

Over the next year, we’re going to find out if the folks crying “uncertainty” were simply giving us code for “don’t ever raise my taxes.” If true to their word, corporate leaders will emerge from their foxholes in 2013 as the forced truce takes hold.  They should then invest some of the nearly $2 trillion in cash stuck on U.S. corporate balance sheets and, presumably, increase hiring.  Economic growth should accelerate.  If, on the other hand, CEOs didn’t really mean it when they claimed federal budget deficits were hurting investment, then progress on the fiscal front won’t mean much.  We’ll be in for more of the same slow growth and grinding deflation we’ve experienced over the past 4 years.  Being congenital skeptics, our portfolio has about a 60/40 mix of defensive vs. more cyclical businesses.

Winston Churchill once said that you can always count on Americans to do the right thing - after they’ve tried everything else.  Ballooning federal debt is signaling that we’re about out of options.  Interest on the debt now consumes more than every dollar of annual economic growth; we’re essentially borrowing to pay the interest on our credit card.  Let’s hope the old British Bulldog was right.

Sincerely,

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Wilshire 5000 Total Market Index is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.  It is not possible to invest directly in an index.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investment section of this report.

The Fort Pitt Capital Total Return Fund is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of a Hypothetical $10,000 Investment at October 31, 2012
vs.
Wilshire 5000 Total Market Index & S&P 500® Index

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Oct-02
Apr-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
$21,179
$20,688
$19,500
Fort Pitt Capital Total Return Fund
S&P 500® Index
Wilshire 5000 Total Market Index

		Average Annual Total Return1
				Since
	One Year	Five Year	Ten Year	Inception
Fort Pitt Capital Total Return Fund	9.18%	-0.33%	7.54%	6.28%
Wilshire 5000 Total Market Index	14.30%	0.77%	7.79%	4.87%
S&P 500® Index	15.21%	0.36%	6.91%	3.97%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1 Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/12 – 10/31/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Actual	$1,000.00	$1,015.30	$6.28
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.90	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2012

COMMON STOCKS – 83.12%	Shares	Value
Apparel Manufacturing – 2.67%
VF Corp.	6,800	$1,064,064
Broadcasting (except Internet) – 5.18%
Comcast Corp. – Class A	55,000	2,063,050
Chemical Manufacturing – 4.89%
Allergan, Inc.	12,900	1,159,968
Pfizer, Inc.	31,595	785,768
		1,945,736
Computer and Electronic Product Manufacturing – 4.80%
Dell, Inc.*	18,000	166,140
SanDisk Corp.*	28,350	1,183,896
Texas Instruments, Inc.	20,000	561,800
		1,911,836
Credit Intermediation and Related Activities – 5.39%
Bank of New York Mellon Corp.	16,300	402,773
F.N.B. Corp.	48,700	522,551
PNC Financial Services Group, Inc.	21,000	1,221,990
		2,147,314
Fabricated Metal Product Manufacturing – 1.98%
Parker Hannifin Corp.	10,000	786,600
Furniture and Related Product Manufacturing – 0.27%
Tempur-Pedic International, Inc.*	4,000	105,760
Insurance Carriers and Related Activities – 6.17%
Arthur J. Gallagher & Co.	30,000	1,063,200
Erie Indemnity Co. – Class A	6,800	423,096
Loews Corp.	23,000	972,440
		2,458,736
Machinery Manufacturing – 4.66%
General Electric Co.	61,400	1,293,084
Joy Global, Inc.	9,000	562,050
		1,855,134
Miscellaneous Manufacturing – 5.25%
Medtronic, Inc.	22,900	952,182
Rockwell Automation, Inc.	16,050	1,140,513
		2,092,695

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2012

COMMON STOCKS – 83.12% (Continued)	Shares	Value
Paper Manufacturing – 2.25%
Kimberly-Clark Corp.	10,750	$897,087
Petroleum and Coal Products Manufacturing – 3.25%
BP PLC – ADR	30,200	1,295,278
Primary Metal Manufacturing – 0.94%
Matthews International Corp. – Class A	13,000	374,010
Professional, Scientific, & Technical Services – 2.46%
Amgen, Inc.	11,300	977,959
Publishing Industries (except Internet) – 9.33%
CA, Inc.	49,100	1,105,732
Microsoft Corp.	40,600	1,158,521
OPNET Technologies, Inc.	34,200	1,451,106
		3,715,359
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 1.36%
The Charles Schwab Corp.	40,000	543,200
Telecommunications – 11.58%
AT&T, Inc.	55,000	1,902,450
Consolidated Communications Holdings, Inc.	33,185	512,376
Verizon Communications, Inc.	32,600	1,455,264
Windstream Corp.	78,000	744,120
		4,614,210
Transportation Equipment Manufacturing – 6.58%
The Boeing Co.	16,650	1,172,826
Honeywell International, Inc.	23,650	1,448,326
		2,621,152
Utilities – 4.11%
FirstEnergy Corp.	26,200	1,197,864
Kinder Morgan, Inc.	12,693	440,574
		1,638,438
TOTAL COMMON STOCKS
(Cost $25,809,659)		33,107,618

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2012

EXCHANGE-TRADED FUNDS – 3.93%	Shares	Value
iShares iBoxx $ Investment Grade Corporate Bond Fund	8,300	$1,021,066
iShares MSCI Japan Index Fund	60,000	543,000
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,542,549)		1,564,066

WARRANTS – 0.18%
Utilities – 0.18%
Kinder Morgan, Inc.*	19,200	73,920
TOTAL WARRANTS
(Cost $18,481)		73,920

SHORT-TERM INVESTMENTS – 12.81%
Money Market Funds – 4.02%
Invesco STIC – Liquid Assets Portfolio –
Institutional Class, 0.18%†	1,603,621	1,603,621

	Principal
	Amount
U.S. Treasury Bills – 8.79%
United States Treasury Bill, 0.05%, due 12/27/12+	$3,500,000	3,499,715
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,103,336)		5,103,336
Total Investments
(Cost $32,474,025) – 100.04%		39,848,940
Liabilities in Excess of Other Assets – (0.04)%		(16,617)
NET ASSETS – 100.00%		$39,832,323

*	Non-income producing security.
†	Rate shown is the 7-day yield at October 31, 2012.
+	Rate shown is the discount rate at October 31, 2012.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2012

ASSETS
Investments, at market value (cost $32,474,025)	$39,848,940
Receivable for Fund shares sold	3,650
Dividends and interest receivable	73,379
Prepaid expenses	4,699
Total assets	39,930,668

LIABILITIES
Due to advisor	26,025
Fund shares redeemed	20,178
Administration and fund accounting fees	10,596
Audit fees	17,500
Transfer agent fees and expenses	11,382
Pricing fees	329
Legal fees	3,974
Custody fees	767
Shareholder reporting fees	5,483
Chief Compliance Officer fee	1,250
Accrued expenses	861
Total liabilities	98,345

NET ASSETS	$39,832,323

COMPONENTS OF NET ASSETS
Paid-in capital	$32,017,832
Undistributed net investment income	441,639
Accumulated undistributed net realized loss on investments	(2,063)
Net unrealized appreciation on investments	7,374,915
Total net assets	$39,832,323
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,507,569
Net Asset Value, Redemption Price and Offering Price Per Share+	$15.88

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2012

INVESTMENT INCOME
Income
Dividends	$992,356
Interest	4,316
Total investment income	996,672

Expenses
Advisory fees (Note 4)	383,229
Administration and fund accounting fees (Note 4)	64,027
Transfer agent fees and expenses (Note 4)	54,768
Registration fees	21,697
Audit fees	17,454
Legal fees	10,845
Custody fees (Note 4)	7,914
Chief Compliance Officer fees (Note 4)	6,317
Trustee fees	6,060
Shareholder reporting	5,197
Other	4,636
Pricing fees	2,301
Insurance fees	1,710
Total expenses before fee waiver	586,155
Less: fee waiver from Advisor (Note 4)	(110,951)
Net expenses	475,204
Net investment income	521,468

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	599,371
Change in unrealized appreciation on investments	2,240,236
Net realized and unrealized gain on investments	2,839,607
Net increase in net assets resulting from operations	$3,361,075

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS
Net investment income	$521,468	$394,894
Net realized gain on investments	599,371	499,090
Change in unrealized appreciation on investments	2,240,236	3,296,514
Net increase in net assets resulting from operations	3,361,075	4,190,498

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(420,337)	(345,322)
Total distributions	(420,337)	(345,322)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,647,534	2,084,271
Proceeds from shares issued in reinvestment of dividends	419,309	344,371
Cost of shares redeemed*	(2,968,115)	(3,692,544)
Net increase (decrease) in net assets resulting
from capital share transactions	1,098,728	(1,263,902)

Total increase in net assets	4,039,466	2,581,274

NET ASSETS
Beginning of year	35,792,857	33,211,583

End of year	$39,832,323	$35,792,857

Undistributed net investment income	$441,639	$340,508

CHANGES IN SHARES OUTSTANDING
Shares sold	239,054	146,629
Shares issued in reinvestment of dividends	29,404	24,793
Shares redeemed	(193,107)	(259,825)
Net increase (decrease) in Fund shares outstanding	75,351	(88,403)
Shares outstanding, beginning of year	2,432,218	2,520,621
Shares outstanding, end of year	2,507,569	2,432,218

*Net of redemption fees of $2,687 and $2,769, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value,
beginning of year	$14.72	$13.18	$11.38	$10.48	$17.53
Income (loss) from
investment operations:
Net investment income	0.21	0.16	0.13	0.16	0.15
Net realized and unrealized
gain (loss) on investments	1.12	1.52	1.82	0.88	(6.66)
Total from
investment operations	1.33	1.68	1.95	1.04	(6.51)
Less dividends and distributions:
Dividends from
net investment income	(0.17)	(0.14)	(0.15)	(0.14)	(0.14)
Distributions from
net realized gains	—	—	—	—	(0.40)
Total dividends and distributions	(0.17)	(0.14)	(0.15)	(0.14)	(0.54)
Redemption fees:	0.00#	0.00#	0.00#	0.00#	0.00#
Net asset value, end of year	$15.88	$14.72	$13.18	$11.38	$10.48
Total return1	9.18%	12.80%	17.27%	10.21%	-38.19%
Supplemental data and ratios:
Net assets, end of year	$39,832,323	$35,792,857	$33,211,583	$30,319,941	$29,759,988
Ratio of net expenses
to average net assets:
Before expense
reimbursement
and waivers	1.53%	1.96%	2.20%	2.22%	1.88%
After expense
reimbursement
and waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before expense
reimbursement
and waivers	1.07%	0.41%	0.09%	0.56%	0.36%
After expense
reimbursement
and waivers	1.36%	1.13%	1.05%	1.54%	1.00%
Portfolio turnover rate	4%	5%	7%	8%	14%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2012

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return.  The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ending October 31, 2012, the Fund retained $2,687 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, exchange-traded funds and warrants, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$5,149,250	$—	$—	$5,149,250
Information	10,392,619	—	—	10,392,619
Manufacturing	14,949,352	—	—	14,949,352
Professional, Scientific,
and Technical Services	977,959	—	—	977,959
Utilities	1,638,438	—	—	1,638,438
Total Common Stocks	33,107,618	—	—	33,107,618
Exchange-Traded Funds	1,564,066	—	—	1,564,066
Warrants	73,920	—	—	73,920
Short-Term Investments
Money Market Funds	1,603,621	—	—	1,603,621
U.S. Treasury Bills	—	3,499,715	—	3,499,715
Total Short-Term Investments	1,603,621	3,499,715	—	5,103,336
Total Investments	$36,349,225	$3,499,715	$—	$39,848,940

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at October 31, 2012, the end of the reporting period.  The Fund recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Fund during the year ended October 31, 2012.

New Accounting Pronouncement: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2012, Fort Pitt Capital Group, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended October 31, 2012, the Fund incurred $383,229 in advisory fees.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.24% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2012, the Advisor reduced its fees in the amount of $110,951; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $671,126 at October 31, 2012.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$307,960
2014	252,215
2015	110,951
$671,126

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended October 31, 2012, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$64,027
Transfer Agency (a)	19,919
Custody	7,914
Chief Compliance Officer	6,317

(a) Does not include out-of-pocket expenses

At October 31, 2012, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$10,596
Transfer Agency (a)	7,995
Chief Compliance Officer	1,250
Custody	767

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,847,669 and $1,457,776, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2012 and the year ended October 31, 2011 were as follows:

	October 31, 2012	October 31, 2011
Ordinary income	$420,337	$345,322

As of October 31, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$32,474,037
Gross tax unrealized appreciation	9,706,558
Gross tax unrealized depreciation	(2,331,655)
Net tax unrealized appreciation	7,374,903
Undistributed ordinary income	441,639
Undistributed long-term capital gain	—
Total distributable earnings	441,639
Other accumulated gains/(losses)	(2,051)
Total accumulated earnings/(losses)	$7,814,491

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At October 31, 2012, the Fund had a capital loss carryforward of $2,051, which expires in 2017.  The Fund utilized capital loss carryforwards in the amount of $588,576 during the year ended October 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

NOTICE TO SHAREHOLDERS at October 31, 2012 (Unaudited)

For the year ended October 31, 2012, the Fort Pitt Capital Total Return Fund designated $420,337 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2012, certain dividends paid by the Fort Pitt Capital Total Return Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Fort Pitt Capital Total Return Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2012 was 100.00%.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Fort Pitt Capital Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Advisor Series Trust (the “Trust”), as of October 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2012 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2012

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
Independent Trustees1
Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee2	Five Years

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee,
(age 76)		term	Consultant and former		Advisors
615 E. Michigan Street		since	Executive Vice President and		Series
Milwaukee, WI 53202		February	Chief Operating Officer of ICI		Trust (for
		1997.	Mutual Insurance Company		series not
			(until January 1997).		affiliated
with the
Fund);
Trustee, The
Forward
Funds (34
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee,
(age 78)		term	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		Series
Milwaukee, WI 53202		May			Trust (for
		2002.			series not
affiliated
with the
Fund);
Independent
Trustee
from 1999
to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee,
(age 73)		term	President, Federal Home		Advisors
615 E. Michigan Street		since	Loan Bank of San Francisco.		Series
Milwaukee, WI 53202		February			Trust (for
		1997.			series not
affiliated
with the
Fund).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee2	Five Years

Interested Trustee

Joe D. Redwine3	Interested	Indefinite	President, CEO, U.S. Bancorp	1	Trustee,
(age 65)	Trustee	term	Fund Services, LLC		Advisors
615 E. Michigan Street		since	(May 1991 to present).		Series
Milwaukee, WI 53202		September			Trust (for
		2008.			series not
affiliated
with the
Fund).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	and Chief	term	(May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration,
(age 45)	and	term	U.S. Bancorp Fund Services, LLC (March 1997 to
615 E. Michigan Street	Principal	since	present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 51)	and	term	U.S. Bancorp Fund Services, LLC (October 1998 to
615 E. Michigan Street	Principal	since	present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 55)	President,	term	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Chief	since	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 47)		term	Services, LLC (May 2006 to present); Senior Counsel,
615 E. Michigan Street		since	Wells Fargo Funds Management, LLC (May 2005 to May
Milwaukee, WI 53202		June	2006); Senior Counsel, Strong Financial Corporation
		2007.	(January 2002 to April 2005).

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

3
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and/or

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, Inc.
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2012 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q.  The Fund’s Forms N-Q are available without charge, upon request, by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$14,500	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/2/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/2/13

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    1/2/13

* Print the name and title of each signing officer under his or her signature.